UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2008

Global Technologies Group, Inc.
 (Exact name of registrant as specified in its charter)

Florida
 (State or other jurisdiction of incorporation)

333-120908
 (Commission File Number)

20-1354562
 (IRS Employer Identification No.)

1304 N Lakeshore Drive, Sarasota, Florida 34231
 (Address of principal executive offices and Zip Code)

941-685-1616
 Registrant's telephone number, including area code

Global Music International, Inc.
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective October 8, 2008, we have changed our name from “Global Music International Inc.” to “Global Technologies Group, Inc.”. The amendment was adopted by the Board of Directors without shareholder action and shareholder action was not required..

Item 9.01 Financial Statements and Exhibits

99.1	Certificate of Amendment with respect to the change of name

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL TECHNOLOGIES GROUP, INC.

/s/ James Fallacaro
 James Fallacaro
 Chief Executive Officer,
 President & Director

Date: October 31, 2008